UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

(Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

        Provident Financial Holdings, Inc. (the "Company") announced on April 22, 2004 that the Company's Board of Directors declared a quarterly cash dividend of $0.10 per share on the Company's outstanding shares of common stock. Shareholders of record at the close of business on May 20, 2004 will be entitled to receive the cash dividend. The cash dividend will be payable on June 16, 2004.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)     Exhibits

                      99.1    Company's press release dated April 22, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2004                                      Provident Financial Holdings, Inc.

                                                                        /s/ Craig G. Blunden

                                                                        Craig G. Blunden
                                                                        Chairman, President and Chief Executive Officer
                                                                        (Principal Executive Officer)

                                                                        /s/ Donavon P. Ternes

                                                                        Donavon P. Ternes
                                                                        Chief Financial Officer
                                                                        (Principal Financial and Accounting Officer)

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Exhibit 99.1

Press Release dated April 22, 2004

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3756 Central Avenue                                                                            NEWS RELEASE
Riverside, CA 92506
(909) 686-6060

PROVIDENT FINANCIAL HOLDINGS, INC.
ANNOUNCES A QUARTERLY CASH DIVIDEND

Riverside, Calif. - Apr. 22, 2004 - Provident Financial Holdings, Inc. ("Company"), Nasdaq: PROV, the holding company for Provident Savings Bank, F.S.B., today announced that the Company's Board of Directors declared a quarterly cash dividend of $0.10 per share on the Company's outstanding shares of common stock. Shareholders of record at the close of business on May 20, 2004 will be entitled to receive the cash dividend. The cash dividend will be payable on June 16, 2004.

Safe-Harbor Statement

Certain matters in this Press Release constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2003. Forward looking statements are effective only as of the date that they are made and Provident Financial Holdings, Inc. assumes no obligation to update this information.

Contacts:       Craig G. Blunden                                         Donavon P. Ternes
                     Chairman, President & CEO                        Chief Financial Officer

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